Collateral Stratification Report

MASTR03 G3

Product Type	COUNT	UPB	%
Fixed Fl	705 7	$332,077,181.91 99.13% 2,907,278.64 0.87
Total:	712	$334,984,460.55 100.00

Original Balance		COUNT	UPB	%
$50,000.01 -	$100,000.00	1	$99,900.44	0.03%
$100,000.01	- $150,000.00	2	253,328.28	0.08
$150,000.01	- $200,000.00	4	672,731.28	0.20
$200,000.01	- $250,000.00	3	659,686.37	0.20
$250,000.01	-$300,000.00	4	1,114,494.07	0.33
$300,000.01	- $350,000.00	82	27,503,679.69	8.21
$350,000.01	- $400,000.00	181	68,140,964.56	20.34
$400,000.01	- $450,000.00	127	54,146,652.52	16.16
$450,000.01	- $500,000.00	98	46,652,824.22	13.93
$500,000.01	- $550,000.00	59	30,808,408.06	9.20
$550,000.01	- $600,000.00	42	24,170,643.87	7.22
$600,000.01	- $650,000.00	41	26,129,567.27	7.80
$650,000.01	- $700,000.00	9	6,096,040.68	1.82
$700,000.01	- $750,000.00	18	13,161,112.17	3.93
$750,000.01	- $800,000.00	16	12,339,451.73	3.68
$800,000.01	- $850,000.00	5	4,133,878.41	1.23
$850,000.01	- $900,000.00	7	6,147,817.58	1.84
$900,000.01	-$950,000.00	3	2,711,666.91	0.81
$950,000.01	-$1,000,000.00	9	8,914,476.81	2.66
$1,000,000.01 >=		1	1,127,135.63	0.34
Total:		712	$334,984,460.55	100.00%
Minimum: $100,000.00
Maximum: $1,130,000.00
Average: $471,607.65

Unpaid Balance	COUNT	UPB	%
$1.01 -$250,000.00	10	$1,685,646.37	0.50%
$250,000.01 -$300,000.00	4	1,114,494.07	0.33
$300,000.01 - $350,000.00	83	27,808,020.61	8.30
$350,000.01 - $400,000.00	182	68,508,776.03	20.45
$400,000.01 - $450,000.00	126	53,922,891.60	16.10
$450,000.01 - $500,000.00	98	46,703,534.66	13.94
$500,000.01 - $550,000.00	59	30,858,958.42	9.21
$550,000.01 - $600,000.00	43	24,815,864.50	7.41
$600,000.01 - $650,000.00	39	24,934,694.37	7.44
$650,000.01 - $700,000.00	9	6,096,040.68	1.82
$700,000.01 - $750,000.00	19	13,909,729.66	4.15
$750,000.01 -$800,000.00	15	11,590,834.24	3.46
$800,000.01 - $850,000.00	5	4,133,878.41	1.23
$850,000.01 - $900,000.00	8	7,044,202.32	2.10
$900,000.01 -$950,000.00	2	1,815,282.17	0.54
$950,000.01 -$1,000,000.00	9	8,914,476.81	2.66
$1,000,000.01 >=	1	1,127,135.63	0.34
Total:	712	$334,984,460.55	100.00%
Minimum: $99,900.44
Maximum: $1,127,135.63
Average: $470,483.79

Gross Rate	COUNT	UPB	%
5.251% - 5.500%	1	$344,991.36	0.10%
5.501% - 5.750%	10	4,720,964.86	1.41
5.751% - 6.000%	126	60,026,953.12	17.92
6.001% - 6.250%	318	147,018,020.61	43.89
6.251% - 6.500%	173	81,240,019.32	24.25
6.501% - 6.750%	71	36,203,786.72	10.81
6.751% - 7.000%	11	4,922,423.34	1.47
7.251% - 7.500%	2	507,301.22	0.15
Total:	712	$334,984,460.55	100.00%
Minimum: 5.500%
Maximum: 7.500%
Weighted Average: 6.270%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

I:\CRACKER\CMO\owned\Backup of OWNED OD FILE.cas

Mar 10, 200313:16

Collateral Stratification Report

MASTR03 G3

Net Rate	COUNT	UPB	%
5.001% - 5.250%	1	$344,991.36	0.10%
5.251% - 5.500%	10	4,720,964.86	1.41
5.501% - 5.750%	126	60,026,953.12	17.92
5.751% - 6.000%	318	147,018,020.61	43.89
6.001% - 6.250%	173	81,240,019.32	24.25
6.251% - 6.500%	71	36,203,786.72	10.81
6.501% - 6.750%	11	4,922,423.34	1.47
7.001% - 7.250%	2	507,301.22	0.15
Total:	712	$334,984,460.55	100.00%
Minimum: 5.250%
Maximum: 7.250%
Weighted Average: 6.015%

Original Term to Maturity	COUNT	UPB	%
181 -240	4	$1,617,156.39	0.48%
241 -300	2	983,874.75	0.29
301 -359	10	4,856,589.87	1.45
360-360	696	327,526,839.54	97.77
Total:	712	$334,984,460.55	100.00%
Minimum: 240
Maximum: 360
Weighted Average: 359

Remaining Term to Stated Maturity	COUNT	UPB	%
181 -240	4	$1,617,156.39	0.48%
241 -300	3	1,351,686.22	0.40
301 -359	578	269,257,517.94	80.38
360-360	127	62,758,100.00	18.73
Total:	712	$334,984,460.55	100.00%
Minimum: 237
Maximum: 360
Weighted Average: 357

Seasoning	COUNT	UPB	%
<=0	127	$62,758,100.00	18.73%
1 - 1	199	91,346,845.62	27.27
2-2	220	103,150,826.52	30.79
3-3	100	46,900,932.63	14.00
4-4	21	9,635,961.02	2.88
5-5	32	15,025,937.40	4.49
6-6	6	3,043,373.42	0.91
7-12	4	1,899,420.86	0.57
13-24	2	855,251.61	0.26
61 -120	1	367,811.47	0.11
Total:	712	$334,984,460.55	100.00%
Minimum: 0
Maximum: 84
Weighted Average: 2

FICO Scores	COUNT	UPB	%
0-0	7	$2,907,278.64	0.87%
620-629	7	3,186,309.75	0.95
630-639	4	1,764,775.52	0.53
640-649	11	4,567,899.31	1.36
650-659	13	5,593,841.88	1.67
660-669	26	13,179,555.53	3.93
670-679	23	10,509,426.28	3.14
680-689	29	14,007,916.50	4.18
690-699	35	16,378,916.54	4.89
700-709	40	18,354,793.92	5.48
710-719	44	22,004,235.55	6.57
720-729	58	26,320,794.87	7.86
730-739	41	20,626,144.54	6.16
740-749	65	29,403,276.38	8.78
750-759	74	34,597,697.12	10.33
760-769	66	31,995,386.22	9.55
770-779	63	29,279,362.76	8.74
780-789	53	25,549,312.97	7.63
790-799	36	16,408,791.98	4.90
800-809	13	6,654,946.31	1.99
810-819	4	1,693,797.98	0.51
Total:	712	$334,984,460.55	100.00%
Minimum: 0
Maximum: 818
Weighted Average: 736

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

I:\CRACKER\CMO\owned\Backup of OWNED OD FILE.cas

Mar 10, 200313:16

Collateral Stratification Report

MASTR03 G3

Loan To Value Ratio	COUNT	UPB	%
5.01% -10.00%	1	$898,365.63	0.27%
20.01% - 25.00%	4	2,043,906.70	0.61
25.01% - 30.00%	4	1,387,830.29	0.41
30.01% - 35.00%	8	4,536,767.78	1.35
35.01% - 40.00%	21	11,006,630.08	3.29
40.01% - 45.00%	20	10,867,148.64	3.24
45.01% - 50.00%	29	13,656,007.90	4.08
50.01% - 55.00%	41	19,398,513.90	5.79
55.01% - 60.00%	57	28,259,960.48	8.44
60.01% - 65.00%	63	31,129,738.94	9.29
65.01% - 70.00%	86	42,577,042.34	12.71
70.01% - 75.00%	122	57,107,259.83	17.05
75.01% - 80.00%	239	106,352,644.24	31.75
80.01% - 85.00%	3	1,011,011.26	0.30
85.01% - 90.00%	10	3,404,370.93	1.02
90.01% - 95.00%	3	979,450.14	0.29
120.01% - 125.00%	1	367,811.47	0.11
Total:	712	$334,984,460.55	100.00%
Minimum: 6.20%
Maximum: 124.44%
Weighted Average: 66.93%

DTI		COUNT	UPB	%
<= 0.000%		39	$18,983,557.89	5.67%
1.001% -	6.000%	2	938,567.53	0.28
6.001% -	11.000%	7	3,543,826.38	1.06
11.001%	- 16.000%	19	10,146,436.49	3.03
16.001%	- 21.000%	52	25,560,303.22	7.63
21.001%	- 26.000%	79	37,024,616.12	11.05
26.001%	- 31.000%	96	44,376,584.46	13.25
31.001%	- 36.000%	150	69,256,697.16	20.67
36.001%	- 41.000%	136	63,665,113.28	19.01
41.001%	- 46.000%	76	34,857,744.16	10.41
46.001%	- 51.000%	44	20,026,078.42	5.98
51.001%	- 56.000%	7	3,659,900.70	1.09
56.001%	- 61.000%	5	2,945,034.74	0.88
Total:		712	$334,984,460.55	100.00%
Minimum:	0.00%
Maximum:	59.80%
Weighted	Average: 32.94%

Geographic Concentration	COUNT	UPB	%
California	290	$136,936,411.07	40.88%
Virginia	100	45,758,285.29	13.66
Maryland	58	25,110,594.66	7.50
Illinois	33	17,085,280.57	5.10
Florida	30	13,877,122.57	4.14
Texas	21	12,120,393.54	3.62
Georgia	25	11,592,035.98	3.46
New Jersey	18	8,952,406.36	2.67
Colorado	17	7,360,459.58	2.20
Massachusetts	12	6,029,353.50	1.80
Michigan	12	5,607,574.89	1.67
Arizona	12	5,221,479.02	1.56
Ohio	10	4,858,198.50	1.45
District of Columbia	8	4,440,399.08	1.33
Wisconsin	8	3,784,700.56	1.13
Tennessee	8	3,776,771.17	1.13
Indiana	7	3,568,460.03	1.07
Washington	7	3,088,734.83	0.92
Pennsylvania	5	2,410,175.00	0.72
New York	4	2,092,575.34	0.62
North Carolina	4	1,765,368.73	0.53
Minnesota	3	1,515,548.04	0.45
Rhode Island	3	1,138,703.11	0.34
New Hampshire	3	1,128,504.93	0.34
Alabama	2	887,094.64	0.26
Louisiana	2	756,748.80	0.23
Oklahoma	2	706,859.99	0.21
Hawaii	1	648,733.25	0.19
Delaware	1	427,603.59	0.13
Utah	1	420,234.86	0.13
Connecticut	1	400,839.84	0.12
Nevada	1	398,827.69	0.12
Arkansas	1	395,299.29	0.12
Oregon	1	383,269.38	0.11
South Carolina	1	339,412.87	0.10
Total:	712	$334,984,460.55	100.00%

North-South CA	COUNT	UPB	%
North CA	126	$60,546,071.77	18.07%
South CA	164	76,390,339.30	22.80
States Not CA	422	198,048,049.48	59.12
Total:	712	$334,984,460.55	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

I:\CRACKER\CMO\owned\Backup of OWNED OD FILE.cas

Mar 10, 200313:16

Collateral Stratification Report

MASTR03 G3

Zip Code Concentration	COUNT	UPB	%
22066	6	$3,758,590.60	1.12%
90266	6	2,993,394.79	0.89
22101	6	2,752,916.28	0.82
22039	4	2,339,059.99	0.70
22207	5	2,249,877.76	0.67
Other	685	320,890,621.13	95.79
Total:	712	$334,984,460.55	100.00%

Loan Purpose	COUNT	UPB	%
Rate/Term Refi	378	$184,008,107.90	54.93%
Purchase	164	75,479,083.40	22.53
Cash Out Refi	169	75,123,002.86	22.43
Construction Perm	1	374,266.39	0.11
Total:	712	$334,984,460.55	100.00%

Document Type	COUNT	UPB	%
Full	372	$167,675,490.90	50.05%
Full Income/Lim. Asset	88	46,716,946.92	13.95
Alt	79	37,592,293.71	11.22
Reduced	71	37,358,485.27	11.15
Streamline doc	31	14,175,452.69	4.23
Asset Verification	25	9,220,476.20	2.75
Lim. Income/Full Asset	16	7,389,373.39	2.21
Low/Limited	14	6,398,000.00	1.91
Stated Income	8	5,192,074.65	1.55
No Income/No Ratio	3	1,344,114.54	0.40
Limited Income Verif	3	1,173,302.33	0.35
No inc.,no asset,no emp.	1	380,638.48	0.11
Unknown	1	367,811.47	0.11
Total:	712	$334,984,460.55	100.00%

Property Type	COUNT	UPB	%
1-Family	486	$225,767,784.84	67.40%
PUD	95	41,812,758.49	12.48
Single Family Detached	68	36,072,611.46	10.77
PUD (Detached)	31	15,765,579.92	4.71
Condo	17	8,271,616.61	2.47
2-Family	10	5,130,498.49	1.53
High-rise Condo	2	962,913.09	0.29
Condo, Mid Rise	2	849,158.83	0.25
Single Family Attached	1	351,538.82	0.10
Total:	712	$334,984,460.55	100.00%

Occupancy	COUNT	UPB	%
Primary	687	$324,245,584.86	96.79%
Secondary	21	9,123,694.08	2.72
Investor	4	1,615,181.61	0.48
Total:	712	$334,984,460.55	100.00%

Prepayment Penalty	COUNT	UPB	%
N	712	$334,984,460.55	100.00%
Total:	712	$334,984,460.55	100.00%
Wa TERM: 0.000

Balloon Flag	COUNT	UPB	%
N	712	$334,984,460.55	100.00%
Total:	712	$334,984,460.55	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

I:\CRACKER\CMO\owned\Backup of OWNED OD FILE.cas

Mar 10, 200313:16

Collateral Stratification Report

MASTR03 G3

Mortgage Ins.	COUNT	UPB	%
Curr LTV < 80%	695	$329,221,816.75	98.28%
MGIC	2	742,035.65	0.22
MTG Guaranty	1	301,665.29	0.09
PMI EXISTS (Unknown Co)	1	367,811.47	0.11
PMI Mortgage Insurance	3	718,835.09	0.21
Republic Mortgage	1	441,000.00	0.13
Res. Mtg. Ins. Company	1	299,141.60	0.09
Triad Guaranty Insurance	1	369,665.52	0.11
United Guaranty	6	2,146,931.40	0.64
6	1	375,557.78	0.11
Total:	712	$334,984,460.55	100.00%
% LTV > 80 NO MI: 0.00%

Originator	COUNT	UPB	%
American Mortgage Express	1	$394,972.94	0.12%
Bank of America	134	68,238,023.12	20.37
Bank One	70	36,882,195.70	11.01
Downey Savings	43	19,672,535.00	5.87
Family Lending	13	6,204,927.77	1.85
First Financial	6	2,742,005.67	0.82
First Magnus	7	2,996,348.65	0.89
Mortgage Store	21	10,837,584.34	3.24
National City Mortgage Co.	180	80,357,860.42	23.99
Platinum	21	9,059,610.82	2.70
Sterling Capital	7	3,141,532.45	0.94
Suntrust	158	71,347,940.14	21.30
SIB Mortgage	51	23,108,923.53	6.90
Total:	712	$334,984,460.55	100.00%

FNMA FLAG	COUNT	UPB	%
Conforming	27	$7,007,928.77	2.09%
Non Conforming	685	327,976,531.78	97.91
Total:	712	$334,984,460.55	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

I:\CRACKER\CMO\owned\Backup of OWNED OD FILE.cas

Mar 10, 200313:16